Exhibit 32

Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each undersigned officer of MAXXAM Inc., a Delaware corporation (the ACompany@), does hereby certify that:

(a)         the accompanying Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 of the Company (the AReport@) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2009	By:	/S/ CHARLES E. HURWITZ
Charles E. Hurwitz Chief Executive Officer

Date: May 12, 2009	By:	/S/ M. EMILY MADISON
M. Emily Madison Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code).